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                                                         Exhibit Index on Page 5

      As filed with the Securities and Exchange Commission on August 29, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           AUGUST 21, 1997


Commission File Number:    000-22685


                               VORNADO REALTY L.P.
             (Exact name of registrant as specified in its charter)


                DELAWARE                                        13-3925979
(State or other jurisdiction of incorporation)               (I.R.S. Employer
                                                          Identification Number)


PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                  07663
    (Address of principal executive offices)                    (Zip Code)


                                  (201)587-1000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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  Item 1.  Not Applicable.
           ---------------
  Item 2.  Acquisition or Disposition of Assets.
           -------------------------------------


                      On August 21, 1997, Vornado Realty Trust, which owns
               90.4% and is the sole general partner of Vornado Realty L.P., entered into an agreement with the owners of 90 Park Avenue, pursuant to which Vornado restructured the mortgage, took title to the land and obtained a 43 year operating lease on the building under which Vornado will manage the building and receive the building's cash flow. As part of the restructuring, the amount of the debt was adjusted from the face value of $193,000,000 to Vornado's April 1997 acquisition cost of $185,000,000, the maturity date of the debt was extended to August 31, 2022 and the interest rate was set at 7.5%. Vornado purchased the land from the borrower for $8,000,000, which was further applied to reduce the debt to $177,000,000. The remaining investment will be reclassified as real estate.

                     90 Park Avenue is an 875,000 square foot office building
               in Manhattan.

                     These transactions were arrived at through arms-length
               negotiations and were consummated through a subsidiary of Vornado Realty L.P. A copy of Vornado Realty Trust's press release relating to these transactions is attached hereto as an exhibit and is incorporated herein by reference.

Items 3-4. Not Applicable.
           ---------------
   Item 5. Other Events.
           -------------

                     On August 22, 1997, Vornado Realty Trust entered into an
               Agreement and Plan of Merger (the "Merger Agreement") among Vornado, Arbor Property Trust ("Arbor") and Trees Acquisition Subsidiary, Inc., ("Merger Sub"), a wholly-owned subsidiary of Vornado, pursuant to which Arbor is to be merged with and into Merger Sub. Holders of Arbor common shares of beneficial interest ("Arbor Common Shares") are to receive 0.121905 common shares of beneficial interest of Vornado per Arbor Common Share or, at the election of the holder of Arbor Common Shares,
               0.153846 Series A Convertible Preferred Shares of Vornado per Arbor Common Share. The Merger Agreement provides that simultaneously with the consummation of the merger, Vornado Realty Trust will cause the Green Acres Mall, which is currently indirectly wholly owned by Arbor, to be owned directly or indirectly by Vornado Realty L.P. The Merger Agreement and Vornado Realty Trust's press release relating to this transaction are included herein as exhibits and are incorporated herein by reference.

  Item 6.    Not Applicable.
             ---------------
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

      (a) The required financial statements will be filed on Form 8-K/A as soon as practicable, but in any event within 60 days after this Current Report on Form 8-K is filed.

      (b) The required pro forma financial information will be filed on Form 8-K/A as soon as practicable, but in any event within 60 days after this Current Report on Form 8-K is filed.

      (c)   Exhibits.
            ---------

      Exhibit No.                   Exhibit
      -----------                   -------
        99.1 Press release, dated August 21, 1997, of Vornado Realty Trust, announcing the restructuring of the 90 Park Avenue mortgage loan receivable and related transactions.

        99.2 Press release, dated August 25, 1997 of Vornado Realty Trust announcing the execution of the Merger Agreement.

        99.3 Agreement and Plan of Merger, dated as of August 22, 1997 among Vornado Realty Trust, Trees Acquisition Subsidiary, Inc. and Arbor Property Trust (incorporated by reference to Exhibit
                  99.3 of Vornado Realty Trust's Current Report on Form 8-K (File No. 001-11954), dated August 21, 1997, and filed with the Commission on August 29, 1997).

Item 8. Not Applicable.
        ---------------

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                               VORNADO REALTY L.P.
                               -------------------

                                   SIGNATURES
                                   ----------





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     VORNADO REALTY L.P.
                                                --------------------------------
                                                           (Registrant)

                                                By:  Vornado Realty Trust,
                                                       General Partner


Date:  August 29, 1997                                    /s/ Joseph Macnow
                                                --------------------------------

                                                           JOSEPH MACNOW
                                                           Vice President,
                                                       Chief Financial Officer


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                                INDEX TO EXHIBITS
                                -----------------





Exhibit No.                         Exhibit                              Page
-----------                         -------                              ----
    99.1        Press Release, dated August 21, 1997, of
                Vornado Realty Trust, announcing the
                restructuring of the 90 Park Avenue mortgage
                loan receivable and related transactions.                  6

    99.2        Press release, dated August 25, 1997 of Vornado
                Realty Trust announcing the execution of the
                Merger Agreement.                                          7

    99.3        Agreement and Plan of Merger, dated as of
                August 22, 1997 among Vornado Realty Trust,
                Trees Acquisition Subsidiary, Inc. and Arbor Property
                Trust (incorporated by reference to Exhibit 99.3 of
                Vornado Realty Trust's Current Report on Form 8-K
                (File No. 001-11954), dated August 21, 1997, and filed
                with the Commission on August 29, 1997).                   8

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